UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

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KLX ENERGY SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056 (Address of Principal Executive Offices)

(832) 844-1015 (Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	symbol(s)	on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Financial Officer
On December 10, 2025, KLX Energy Services Holdings, Inc. (the “Company”) announced the appointment of Geoffrey C. Stanford as the Company’s Interim Chief Financial Officer effective as of January 7, 2026.

Mr. Stanford (age 58) currently serves as Senior Vice President and Chief Accounting Officer of the Company, a position he has held since December 2020. Prior to that, Mr. Stanford served as Vice President and Chief Accounting Officer, a position he held from the completion of the Company’s merger with Quintana Energy Services Inc. (“QES”) in July 2020. He served in that same role at QES from 2018 until the merger in 2020. Before joining QES, Mr. Stanford served as Vice President of Accounting at Amedisys Home Health & Hospice and as Vice President and Chief Accounting Officer at Willbros Construction, where he led corporate accounting initiatives. His career also includes key roles at The Shaw Group and Albemarle Corporation, where he focused on corporate operations and financial management. Mr. Stanford is a licensed Certified Public Accountant.

He earned a Master of Business Administration degree from Tulane University and bachelor’s degrees in Accounting and Finance from Louisiana State University.

The selection of Mr. Stanford to serve as the Company’s Interim Chief Financial Officer was not pursuant to any arrangement or understanding with any other person. Mr. Stanford does not have a family relationship with any of the officers or directors of the Company.

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Departure of Chief Financial Officer
On December 8, 2025, Keefer M. Lehner, Chief Financial Officer and Executive Vice President of the Company, notified the Company of his voluntary resignation from his position, such resignation to be effective as of January 7, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Max L. Bouthillette
Name:	Max L. Bouthillette
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date:	December 10, 2025